Exhibit 99.1

IMPACTS OF ADOPTION OF ASU 2017-07
Air Products and Chemicals, Inc. (the “Company”) is filing this exhibit ("the Exhibit") to update certain financial information to reflect the adoption of Accounting Standards Update (ASU) No. 2017-07, "Compensation—Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost." The Company elected to early adopt this guidance in the first quarter of fiscal year 2018 and has applied the income statement presentation requirements retrospectively to all periods presented. The Company applied the practical expedient to use the amounts disclosed in its retirement benefits note for the prior comparative periods as the estimation basis for applying the retrospective presentation requirements.
Under the amended guidance, the service cost component of the net periodic benefit cost continues to be presented in the same line items as other compensation costs arising from services rendered by employees during the period. The other components of net periodic benefit cost (e.g., interest cost, expected return on plan assets, and amortization of actuarial gains or losses) have been removed from operating income and are now presented in the consolidated income statements in "Other non-operating income (expense), net."
This Exhibit includes the presentation of financial measures on a non-GAAP (“adjusted”) basis as well as a reconciliation to the most directly comparable financial measure calculated in accordance with U.S. generally accepted accounting principles (GAAP). These non-GAAP financial measures are not meant to be considered in isolation or as a substitute for the most directly comparable financial measure calculated in accordance with GAAP.
The presentation of non-GAAP measures is intended to provide useful information to evaluate the performance of the business because such measures, when viewed together with our financial results computed in accordance with GAAP, provide a more complete understanding of the factors and trends affecting our historical financial performance and projected future results. In evaluating these financial measures, the reader should be aware that we may incur expenses similar to those eliminated in this presentation in the future. Investors should also consider the limitations associated with these non-GAAP measures, including the potential lack of comparability of these measures from one company to another.
We define adjusted EBITDA as income from continuing operations (including noncontrolling interests) excluding certain disclosed items, which the Company does not believe to be indicative of underlying business trends, before interest expense, other non-operating income (expense), net, income tax provision, and depreciation and amortization expense. Adjusted EBITDA provides a useful metric for management to assess operating performance. Adjusted EBITDA margin is calculated by dividing adjusted EBITDA by sales.

UNAUDITED SUMMARY OF FINANCIAL INFORMATION
(Millions of dollars unless otherwise indicated)

Consolidated
Adjusted for Adoption of ASU 2017-07

	FY 2017				FY2017	FY 2016
	Q1	Q2	Q3	Q4	Total	Total
GAAP Basis
Operating income	$328.3	$395.6	$258.7	$457.4	$1,440.0	$1,535.1
Operating margin	17.4%	20.0%	12.2%	20.8%	17.6%	20.5%
Other non-operating income (expense), net	($.2)	$5.3	$3.7	$7.8	$16.6	($5.4)

Non-GAAP Basis
Adjusted operating income	$410.8	$405.9	$463.5	$493.6	$1,773.8	$1,620.2
Adjusted operating margin	21.8%	20.5%	21.8%	22.4%	21.7%	21.6%
Adjusted EBITDA	$654.9	$651.9	$723.0	$769.4	$2,799.2	$2,621.8
Adjusted EBITDA margin	34.8%	32.9%	34.1%	34.9%	34.2%	34.9%
Adjusted other non-operating income (expense), net	($2.5)	$9.4	$9.2	$8.7	$24.8	($.3)
As Reported Before Adoption of ASU 2017-07

	FY 2017				FY2017	FY 2016
	Q1	Q2	Q3	Q4	Total	Total
GAAP Basis
Operating income	$328.1	$391.2	$252.6	$455.7	$1,427.6	$1,529.7
Operating margin	17.4%	19.8%	11.9%	20.7%	17.4%	20.4%
Other non-operating income (expense), net	$—	$9.7	$9.8	$9.5	$29.0	$—

Non-GAAP Basis
Adjusted operating income	$408.3	$405.6	$462.9	$492.8	$1,769.6	$1,619.9
Adjusted operating margin	21.7%	20.5%	21.8%	22.4%	21.6%	21.6%
Adjusted EBITDA	$652.4	$651.6	$722.4	$768.6	$2,795.0	$2,621.5
Adjusted EBITDA margin	34.7%	32.9%	34.0%	34.9%	34.1%	34.9%
Adjusted other non-operating income (expense), net	$—	$9.7	$9.8	$9.5	$29.0	$—
Changes Attributable to Adoption of ASU 2017-07 (Adjusted v. As Reported)

	FY 2017								FY2017		FY 2016
	Q1		Q2		Q3		Q4		Total		Total
GAAP Basis
Operating income	$.2		$4.4		$6.1		$1.7		$12.4		$5.4
Operating margin	—		20	bp	30	bp	10	bp	20	bp	10	bp
Other non-operating income (expense), net	($.2)		($4.4)		($6.1)		($1.7)		($12.4)		($5.4)

Non-GAAP Basis
Adjusted operating income	$2.5		$.3		$.6		$.8		$4.2		$.3
Adjusted operating margin	10	bp	—		—		—		10	bp	—
Adjusted EBITDA	$2.5		$.3		$.6		$.8		$4.2		$.3
Adjusted EBITDA margin	10	bp	—		10	bp	—		10	bp	—
Adjusted other non-operating income (expense), net	($2.5)		($.3)		($.6)		($.8)		($4.2)		($.3)

Segments
Adjusted for Adoption of ASU 2017-07

	FY 2017				FY 2017	FY 2016
	Q1	Q2	Q3	Q4	Total	Total
Operating Income
Industrial Gases – Americas	$223.3	$223.2	$234.9	$264.7	$946.1	$891.3
Industrial Gases – EMEA	90.0	88.6	96.2	120.7	395.5	387.0
Industrial Gases – Asia	118.4	112.3	149.5	152.4	532.6	452.8
Industrial Gases – Global	8.2	22.7	27.8	12.4	71.1	(21.5)
Corporate and other	(29.1)	(40.9)	(44.9)	(56.6)	(171.5)	(89.4)
Segment Total	$410.8	$405.9	$463.5	$493.6	$1,773.8	$1,620.2

Operating Margin
Industrial Gases – Americas	25.8%	25.1%	25.3%	27.8%	26.0%	26.7%
Industrial Gases – EMEA	22.5%	21.4%	21.3%	23.4%	22.2%	22.7%
Industrial Gases – Asia	27.0%	25.8%	27.8%	27.6%	27.1%	26.3%
Segment Total	21.8%	20.5%	21.8%	22.4%	21.7%	21.6%

Adjusted EBITDA
Industrial Gases – Americas	$349.8	$352.2	$366.0	$400.6	$1,468.6	$1,387.6
Industrial Gases – EMEA	141.7	138.5	157.0	182.5	619.7	609.2
Industrial Gases – Asia	178.6	174.5	211.6	224.6	789.3	708.5
Industrial Gases – Global	10.5	24.4	30.4	15.6	80.9	(13.6)
Corporate and other	(25.7)	(37.7)	(42.0)	(53.9)	(159.3)	(69.9)
Segment Total	$654.9	$651.9	$723.0	$769.4	$2,799.2	$2,621.8

Adjusted EBITDA Margin
Industrial Gases – Americas	40.5%	39.6%	39.4%	42.0%	40.4%	41.5%
Industrial Gases – EMEA	35.5%	33.4%	34.8%	35.5%	34.8%	35.7%
Industrial Gases – Asia	40.7%	40.0%	39.3%	40.7%	40.2%	41.2%
Segment Total	34.8%	32.9%	34.1%	34.9%	34.2%	34.9%
Below is a reconciliation of segment total operating income to consolidated operating income:

	FY2017				FY 2017	FY 2016
	Q1	Q2	Q3	Q4	Total	Total
Segment total	$410.8	$405.9	$463.5	$493.6	$1,773.8	$1,620.2
Business separation costs	(32.5)	—	—	—	(32.5)	(50.6)
Business restructuring and cost reduction actions	(50.0)	(10.3)	(42.7)	(48.4)	(151.4)	(34.5)
Goodwill and intangible asset impairment charge	—	—	(162.1)	—	(162.1)	—
Gain on land sales	—	—	—	12.2	12.2	—
Consolidated Total	$328.3	$395.6	$258.7	$457.4	$1,440.0	$1,535.1

As Reported Before Adoption of ASU 2017-07

	FY 2017				FY 2017	FY 2016
	Q1	Q2	Q3	Q4	Total	Total
Operating Income
Industrial Gases – Americas	$223.8	$224.5	$236.2	$266.1	$950.6	$893.2
Industrial Gases – EMEA	88.0	86.5	94.1	118.5	387.1	384.6
Industrial Gases – Asia	118.1	112.0	149.1	152.0	531.2	451.0
Industrial Gases – Global	8.2	22.8	27.9	12.4	71.3	(21.3)
Corporate and other	(29.8)	(40.2)	(44.4)	(56.2)	(170.6)	(87.6)
Segment Total	$408.3	$405.6	$462.9	$492.8	$1,769.6	$1,619.9

Operating Margin
Industrial Gases – Americas	25.9%	25.2%	25.4%	27.9%	26.1%	26.7%
Industrial Gases – EMEA	22.0%	20.9%	20.8%	23.0%	21.7%	22.6%
Industrial Gases – Asia	26.9%	25.7%	27.7%	27.5%	27.0%	26.2%
Segment Total	21.7%	20.5%	21.8%	22.4%	21.6%	21.6%

Adjusted EBITDA
Industrial Gases – Americas	$350.3	$353.5	$367.3	$402.0	$1,473.1	$1,389.5
Industrial Gases – EMEA	139.7	136.4	154.9	180.3	611.3	606.8
Industrial Gases – Asia	178.3	174.2	211.2	224.2	787.9	706.7
Industrial Gases – Global	10.5	24.5	30.5	15.6	81.1	(13.4)
Corporate and other	(26.4)	(37.0)	(41.5)	(53.5)	(158.4)	(68.1)
Segment Total	$652.4	$651.6	$722.4	$768.6	$2,795.0	$2,621.5

Adjusted EBITDA Margin
Industrial Gases – Americas	40.5%	39.7%	39.5%	42.2%	40.5%	41.6%
Industrial Gases – EMEA	35.0%	32.9%	34.3%	35.0%	34.3%	35.6%
Industrial Gases – Asia	40.7%	40.0%	39.2%	40.6%	40.1%	41.1%
Segment Total	34.7%	32.9%	34.0%	34.9%	34.1%	34.9%

Changes Attributable to Adoption of ASU 2017-07 (Adjusted vs. As Reported)

	FY 2017								FY 2017		FY 2016
	Q1		Q2		Q3		Q4		Total		Total
Operating Income
Industrial Gases – Americas	($.5)		($1.3)		($1.3)		($1.4)		($4.5)		($1.9)
Industrial Gases – EMEA	2.0		2.1		2.1		2.2		8.4		2.4
Industrial Gases – Asia	.3		.3		.4		.4		1.4		1.8
Industrial Gases – Global	—		(.1)		(.1)		—		(.2)		(.2)
Corporate and other	.7		(.7)		(.5)		(.4)		(.9)		(1.8)
Segment Total	$2.5		$.3		$.6		$.8		$4.2		$.3

Operating Margin
Industrial Gases – Americas	(10	) bp	(10	) bp	(10	) bp	(10	) bp	(10	) bp	—
Industrial Gases – EMEA	50	bp	50	bp	50	bp	40	bp	50	bp	10	bp
Industrial Gases – Asia	10	bp	10	bp	10	bp	10	bp	10	bp	10	bp
Segment Total	10	bp	—		—		—		10	bp	—

Adjusted EBITDA
Industrial Gases – Americas	($.5)		($1.3)		($1.3)		($1.4)		($4.5)		($1.9)
Industrial Gases – EMEA	2.0		2.1		2.1		2.2		8.4		2.4
Industrial Gases – Asia	.3		.3		.4		.4		1.4		1.8
Industrial Gases – Global	—		(.1)		(.1)		—		(.2)		(.2)
Corporate and other	.7		(.7)		(.5)		(.4)		(.9)		(1.8)
Segment Total	$2.5		$.3		$.6		$.8		$4.2		$.3

Adjusted EBITDA Margin
Industrial Gases – Americas	—		(10	) bp	(10	) bp	(20	) bp	(10	) bp	(10	) bp
Industrial Gases – EMEA	50	bp	50	bp	50	bp	50	bp	50	bp	10	bp
Industrial Gases – Asia	—		—		10	bp	10	bp	10	bp	10	bp
Segment Total	10	bp	—		10	bp	—		10	bp	—

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Operating Income and Operating Margin

	FY2017				FY 2017	FY 2016
	Q1	Q2	Q3	Q4	Total	Total
Operating income – GAAP	$328.3	$395.6	$258.7	$457.4	$1,440.0	$1,535.1
Business separation costs	32.5	—	—	—	32.5	50.6
Business restructuring and cost reduction actions	50.0	10.3	42.7	48.4	151.4	34.5
Goodwill and intangible asset impairment charge	—	—	162.1	—	162.1	—
Gain on previously held equity interest	—	—	—	—	—	—
Gain on land sales	—	—	—	(12.2)	(12.2)	—
Operating income – Non-GAAP Measure	$410.8	$405.9	$463.5	$493.6	$1,773.8	$1,620.2

	FY2017				FY 2017	FY 2016
	Q1	Q2	Q3	Q4	Total	Total
Operating margin – GAAP	17.4%	20.0%	12.2%	20.8%	17.6%	20.5%
Business separation costs	1.7%	—%	—%	—%	.4%	.7%
Business restructuring and cost reduction actions	2.7%	.5%	2.0%	2.2%	1.8%	.4%
Goodwill and intangible asset impairment charge	—%	—%	7.6%	—%	2.0%	—%
Gain on previously held equity interest	—%	—%	—%	—%	—%	—%
Gain on land sales	—%	—%	—%	(.6)%	(.1)%	—%
Operating margin – Non-GAAP Measure	21.8%	20.5%	21.8%	22.4%	21.7%	21.6%

Other Non-Operating Income (Expense), Net
The following table reconciles "Other non-operating income (expense), net" for the impact of pension related non-GAAP adjustments that were presented in operating income prior to the adoption of the guidance:

	FY2017				FY 2017	FY 2016
	Q1	Q2	Q3	Q4	Total	Total
Other non-operating income (expense), net – GAAP	($.2)	$5.3	$3.7	$7.8	$16.6	($5.4)
Business separation costs	(2.3)	—	—	—	(2.3)	—
Pension settlement loss	—	4.1	5.5	.9	10.5	5.1
Other non-operating income (expense), net – Non-GAAP Measure	($2.5)	$9.4	$9.2	$8.7	$24.8	($.3)

Adjusted EBITDA

	FY2017				FY 2017	FY 2016
	Q1	Q2	Q3	Q4	Total	Total
Income from Continuing Operations(A)	$258.2	$310.1	$106.4	$480.5	$1,155.2	$1,122.0
Add: Interest expense	29.5	30.5	29.8	30.8	120.6	115.2
Less: Other non-operating income (expense), net	(.2)	5.3	3.7	7.8	16.6	(5.4)
Add: Income tax provision	78.4	94.5	89.3	(1.3)	260.9	432.6
Add: Depreciation and amortization	206.1	211.8	216.9	231.0	865.8	854.6
Add: Business separation costs	32.5	—	—	—	32.5	50.6
Add: Business restructuring and cost reduction actions	50.0	10.3	42.7	48.4	151.4	34.5
Add: Goodwill and intangible asset impairment charge	—	—	162.1	—	162.1	—
Less: Gain on previously held equity interest	—	—	—	—	—	—
Less: Gain on land sales	—	—	—	12.2	12.2	—
Add: Equity method investment impairment charge	—	—	79.5	—	79.5	—
Add: Loss on extinguishment of debt	—	—	—	—	—	6.9
Adjusted EBITDA	$654.9	$651.9	$723.0	$769.4	$2,799.2	$2,621.8
(A) Includes net income attributable to noncontrolling interests.